SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report: November 12, 2003

(Date of earliest event reported)

Banc of America Commercial Mortgage Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-89322	56-1950039

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina	28255

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 386-2400

Item 5. Other Events.

     Attached are certain collateral term sheets (the “Term Sheets”) furnished to the Registrant by Banc of America Securities LLC, an underwriter in respect of the Registrant’s proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2003-2 (the “Certificates”). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Act”). The Certificates will be registered pursuant to the Act under the Registrant’s Registration Statement on Form S-3 (No. 333-89322) (the “Registration Statement”). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

     The Term Sheets were prepared solely by Banc of America Securities LLC, and the Registrant did not prepare or participate in the preparation of the Term Sheets.

     Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99 Term Sheets.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

	By:	/s/ Manish Parwani
	Name: Title:	Manish Parwani Vice President

Date: November 12, 2003

Exhibit Index

Item 601(a) of Regulation S-K

Exhibit No.	Description	Page

99	Term Sheets

EXHIBIT 99

Term Sheets